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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement



                                       ZAP
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                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee  (Check the appropriate box)

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.





1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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
                              INFORMATION STATEMENT
                                       OF
                                       ZAP
                                501 FOURTH STREET
                          SANTA ROSA, CALIFORNIA 95401

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This Information Statement is first being furnished on or about November 15, 2004 to the holders of record as of the close of business on September 30, 2004 (referred to in this Information Statement as the "Record Date") of the common stock of ZAP (referred to in this Information Statement as "we", "us", "our" or "ZAP").

     Our Board of Directors has approved, and a total of nine shareholders owning in the aggregate 13,068,474 shares of common stock outstanding as of the Record Date have consented in writing to, the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the California General Corporations Laws (the "California Corporations Code") and our Bylaws to approve the action. Accordingly, the action will not be submitted to the other shareholders of ZAP for a vote. This Information Statement is being furnished to shareholders to provide you with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

     The date of this Information Statement is November 15, 2004.



                                     GENERAL

     We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

     We will only deliver one Information Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                                       ZAP
                                 Attn: Secretary
                 501 Fourth Street Santa Rosa, California 95401
                           Telephone No.: 707-525-8658

     Shareholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting us at the address listed above.


                     INFORMATION ON CONSENTING SHAREHOLDERS

     Pursuant to our Bylaws and the California Corporations Code, a vote by the holders of at least a majority of our outstanding common shares is required to effect the action described in this Information Statement. Each share of common stock is entitled to one vote. As of the Record Date, we had 25,251,430 voting shares of common stock issued and outstanding of which a majority of such shares voting in favor of the action are required to pass the shareholder resolution for this action.

     Of the common stock outstanding and entitled to vote on the Record Date, 51.75% of such shares were voted in favor of the action.

     The following shareholders voted in favor of the action, pursuant to California Corporations Code Section 902, as follows:

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NAME OF COMMON              NUMBER OF COMMON SHARES            DATE OF WRITTEN
--------------              -----------------------            ---------------
SHAREHOLDER                 VOTED IN FAVOR OF THE ACTION       CONSENT
-----------                 ----------------------------       -------
Mercatus & Partners, Ltd.            2,941,176                 October 13, 2004
Steven M. Schneider                  2,900,000                 October 8, 2004
Jeff Banks                           2,700,000                 October 9, 2004
Daka Development Ltd.                1,176,028                 October 14, 2004
Gary Starr                           1,034,739                 October 8, 2004
Ridgewood ZAP LLC                      705,136                 October 12, 2004
Atocha Land LLC                        611,395                 October 22, 2004
Fusion Capital Fund II, LP             500,000                 October 12, 2004
Jeff Schneider                         500,000                 October 14, 2004
                            ------------------
                            Total:  13,068,474
--------------------------------------------------------------------------------


                        NOTICE TO SHAREHOLDERS OF ACTION
                       APPROVED BY CONSENTING SHAREHOLDERS
THE ACTION

     The Board of Directors of the company has determined to amend and restate the company's Articles of Incorporation to vest in the Board of Directors the right to designate and determine the rights and preferences of any series of preferred stock the company may undertake to issue and sell in the future, without the necessity of obtaining shareholder approval. The Amended and Restated Articles of Incorporation (the "Amendment and Restatement"), which is the subject of this shareholder action, does not increase the number of shares of common stock or preferred stock available for issuance under the Articles of Incorporation as currently in effect. A copy of the Amendment and Restatement is attached hereto for your reference.

REASON FOR AMENDMENT AND RESTATEMENT

     Our Board of Directors believes it is in the best interests of the company to provide the Board the right from time to time to create, designate and determine the rights and privileges of one or more new series of preferred stock of the company without the need to obtain further shareholder approvals. One or more new series of preferred stock may be created in connection with fund raising activities or contractual obligations of the company, or for issuances in any circumstance where our Board determines that the issuance of preferred shares benefits the company. Under the Articles of Incorporation as presently in effect, the creation of any new series of preferred stock would require the approval of a majority of the outstanding shares of common stock of the company. The necessity of a shareholder vote at an annual or special meeting in connection with the determination of a new series of preferred stock would, in the view of the Board of Directors, create unnecessary delays and costs, and inhibit the company's ability to act quickly in negotiating and closing on transactions involving a newly authorized series of preferred stock. Under the Amendment and Restatement, the Board of Directors can from time to time create, issue and sell one or more new series of preferred stock of the company without further shareholder action.

EFFECT OF THE PROPOSAL/ADVANTAGES AND DISADVANTAGES

     The Amendment and Restatement will permit our Board of Directors from time to time to authorize and create the rights and preferences of one or more series of preferred stock without the necessity and related costs and delays of either calling a special shareholders' meeting or waiting for the regularly scheduled annual meeting of shareholders in order to authorize and create such new series of preferred stock. Our Board believes that eliminating such costs and delays benefits the company in its ability to proceed quickly with opportunities connected with the issuance of preferred stock.

     The Board of Directors may authorize, issue and sell one or more new series of preferred stock that has rights and preferences superior to that of the common stock, or which could dilute the holdings of the common shareholders if the preferred stock is convertible into common stock. The Board would not require shareholder approval to create such superior rights and preferences.

SECTION 903 OF THE CALIFORNIA CORPORATIONS CODE

     Section 903 of the California Corporations Code permits the amendment of a corporation's articles of incorporation to allow for an amendment or restatement of the articles of incorporation so long as the holders of at least a majority of the issued and outstanding shares entitled to vote on the action, approve the action. In this instance, the shareholders entitled to vote are the common shareholders. A majority of such shareholders voted in favor of the action.

EFFECTIVE DATE

     The Amended and Restated Articles of Incorporation will become effective upon the filing of the Amended and Restated Articles of Incorporation with the California Secretary of State. Under federal securities laws, we cannot file the Restated Articles of Incorporation until at least 20 days after mailing this Information Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth selected information regarding the beneficial ownership of the company's common stock computed as of September 30, 2004, by: each of our "Named Executive Officers"; each of our directors; each person known to us to own beneficially more than 5% of any class of our securities; and the group comprised of our current directors and executive officers. The term "named executive officer" includes the Chief Executive Officer and the Chief Financial Officer. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, and except where otherwise noted. Unless otherwise indicated, the address of each shareholder is 501 Fourth Street, Santa Rosa, California 95401. Beneficial ownership including the number and percentage of shares owned is determined in accordance with Rule 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act") and is generally determined by voting power and/or investment power with respect to securities.

                                                         COMMON STOCK
                                                           (VOTING)
   NAME AND ADDRESS OF BENEFICIAL OWNERS,       --------------------------------
   DIRECTORS AND NAMED EXECUTIVE OFFICERS          AMOUNT             %
--------------------------------------------------------------------------------
Steven M. Schneider (1)                          14,781,214         39.8%
Chief Executive Officer and Director

Gary Starr (2)                                    5,185,081         17.6%
Chairman of the Board

Renay Cude                                          343,758             *
Secretary and Director

William R. Hartman                                  232,669             *
Chief Financial Officer

Louis Auletta                                        27,950             *
Director

Guy Fieri                                            15,730             *
Director

Daka Development Ltd. (3)                         4,970,470         17.3%

Fusion Capital Fund II, LLC (4)                   3,000,000         11.9%

Jeff Banks (5)                                    3,200,000         12.6%

Ridgewood ZAP LLC (6)                             2,704,287          9.9%

Mercatus & Partners, Ltd (7)                      2,941,176         11.6%

Directors and Executive Officers,
  as a group (6 members)                         20,586,402         57.6%
_______________
(1) Includes 11,670,104 shares of common stock issuable upon the exercise of various warrants and 211,110 shares of stock upon the exercise of stock options.
(2) Includes 3,817,535 shares of common stock issuable upon the exercise of various warrants and 327,778 shares of stock upon the exercise of stock options.

(3) The address for Daka Development is Unit C 8/F Leroy Plaza, 15 Cheung Shun Street, Chung Sha Wan Kin, Hong Kong.
(4) Includes 2,500,000 warrants to purchase common stock at an average exercise of $3.70 per share, expiring on or about November 1, 2009. Pursuant to the terms of the warrant, Fusion Capital is not entitled to exercise the warrants to the extent such exercise would cause the aggregate number of shares of common stock beneficially owned by the Fusion Capital to exceed 9.9% of the outstanding shares of the common stock following such exercise. The address for Fusion Capital is 222 Merchandise Mart Plaza, Suite 9-112, Chicago, IL 60654.
(5) Jeffrey and Karen Banks are Trustees of the Banks Living Trust, and exercise voting and disposition power over these shares.
(6) Includes 1,989,000 shares of common stock issuable upon the exercise of certain warrants. Robert Swanson exercises voting and investment control over Ridgewood ZAP LLC. The address for Ridgewood ZAP LLC, is 947 Linwood Avenue, Ridgewood, New Jersey, 07450.
(7) Stock was provided as collateral for a working capital loan, which did not fund. In December 2003, the shareholder reported to the Company that the stock certificates were lost which has been reported to the transfer agent. The stock certificates have not been cancelled as of September 30, 2004. Dwight Parscale exercises voting and investment control over these shares. The address for Mercatus & Partners is 188 Green Lane, Northwood, Middlesex, United Kingdom.



INTERESTS OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

     No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Amended and Restated Certificate of Incorporation referenced herein which is not shared by the majority of the shareholders of the company.


                              AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act and must file reports, proxy statements and other information with the Securities and Exchange Commission. The reports, information statements and other information we file with the Commission can be inspected and copied at the Commission Public Reference Room, 450 Fifth Street, N.W. Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the Commission.


                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors


/s/  Steven M. Schneider
------------------------
Steven M. Schneider,
Chief Executive Officer

November 15, 2004
Santa Rosa, California

                                  ATTACHMENT 1

                   RESOLUTIONS APPROVED ON SEPTEMBER 28, 2004

                               BOARD OF DIRECTORS


     RESOLVED, that the Corporation be and hereby is authorized to create two classes of Stock as follows: Common Stock and Preferred Stock; that the Corporation shall have authority to authorize and issue 100,000,000 shares of Common Stock, entitling the holder of such stock to one vote per share; and the Corporation shall have authority to authorize and issue 50,000,000 shares of Preferred Stock which may be divided and issued from time to time in one or more series pursuant to a resolution or resolutions of the Board of Directors providing for such issue (authority to do so being hereby expressly vested in the Board of Directors); that the Board of Directors is further authorized, subject to limitations prescribed by law, to fix the designations, determinations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation and determination thereof, or any of the foregoing; that the Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series previously designated, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Articles of Incorporation as amended or the resolution of the Board of Directors originally fixing the number of shares of such series.

                                  ATTACHMENT 2

                   VOTE OF THE SHAREHOLDERS BY WRITTEN CONSENT

     WHEREAS, it is deemed to be in the best interests of the Corporation and its Shareholders that the Articles of Incorporation be amended and restated follows:
                                "ARTICLE I: NAME

     The name of the corporation is ZAP.

                               ARTICLE II: PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the California Corporations Code other than, the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

                      ARTICLE III: AUTHORIZATION OF SHARES

     The Corporation shall have authority to issue shares as follows:

     1. Common Stock. The Corporation may issue 100,000,000 shares of Common Stock. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote of the shareholders.

     2. Preferred Stock. The Corporation may issue 50,000,000 shares of Preferred Stock, which may be divided and issued from time to time in one or more series pursuant to a resolution or resolutions of the Board of Directors providing for such issue (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix the designations, determinations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

     The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series previously designated, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Articles of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series.

                               ARTICLE IV: BYLAWS

     The Board of Directors of the corporation shall have the power to adopt, amend or repeal Bylaws of the corporation.

                        ARTICLE V: ELECTION OF DIRECTORS

     Election of directors need not be by written ballot unless required by law.

                       ARTICLE VI: LIABILITY OF DIRECTORS

     (A) Limitation of Directors' Liability. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     (B) Indemnification of Corporate Agents. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) to the fullest extent permissible under California law.

     (C) Repeal or Modification. Any amendment or repeal or modification of the foregoing provisions of this Article VI by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification."

     NOW, THEREFORE BE IT VOTED, that the foregoing amendment and restatement text is hereby approved, adopted and ratified in its entirety.

                                  ATTACHMENT 3

     The Articles of Incorporation, as amended, of this corporation shall be amended and restated in full as follows:

                                 ARTICLE I: NAME

     The name of the corporation is ZAP.

                               ARTICLE II: PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than, the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

                      ARTICLE III: AUTHORIZATION OF SHARES

     The Corporation shall have authority to issue shares as follows:

     1. Common Stock. The Corporation may issue 100,000,000 shares of Common Stock. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote of the stockholders.

     2. Preferred Stock. The Corporation may issue 50,000,000 shares of Preferred Stock, which may be divided and issued from time to time in one or more series pursuant to a resolution or resolutions of the Board of Directors providing for such issue (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix the designations, determinations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

     The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series previously designated, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Articles of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series.

                               ARTICLE IV: BYLAWS

     The Board of Directors of the corporation shall have the power to adopt, amend or repeal Bylaws of the corporation.

                        ARTICLE V: ELECTION OF DIRECTORS

     Election of directors need not be by written ballot unless required by law.

                       ARTICLE VI: LIABILITY OF DIRECTORS

     (A) Limitation of Directors' Liability. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     (B) Indemnification of Corporate Agents. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) to the fullest extent permissible under California law.

     (C) Repeal or Modification. Any amendment or repeal or modification of the foregoing provisions of this Article VI by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification."